                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1993 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 01, 1993 to December 31, 1993 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of January, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 4.85%, 5.85%, 6.25%,
                                  6.60%, 7.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-4
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 December, 1993

                             TRUST ACCOUNT #3331720-0
                             CUSIP#'S  393505-BM3, BN1, BP6, BQ4, BR2
                             REMITTANCE DATE: 1/18/94
                                           Total $                   Per $1,000
                                            Amount                    Original
                                         ------------               -----------
Class A Certificates
- --------------------
(1) Amount available (including Monthly
    Servicing Fee)                       9,199,845.22

A.  Interest
    (2) Aggregate Interest
        a. Class A-1 Interest              743,666.67                3.09861113
        b. Class A-2 Interest              411,125.00                3.73750000
        c. Class A-3 Interest              299,479.17                3.99305560
        d. Class A-4 Interest              470,997.45                4.21666667
        e. Class A-5 Interest              490,009.92                4.50416665

    (3) Amount applied to:
        a. Unpaid Class A Interest
           Shortfall                              .00                       .00

    (4) Remaining:
        a. Unpaid Class A Interest
           Shortfall                              .00                       .00

B.  Principal
    (5) Formula Principal Distribution
        Amount                           4,294,987.09                       N/A
        a. Scheduled Principal           1,935,112.42                       N/A
        b. Principal Prepayments         2,359,874.67                       N/A
        c. Liquidated Contracts                   .00                       N/A
        d. Repurchases                            .00                       N/A

    (6) Pool Scheduled Principal
          Balance                      720,973,958.91              994.07807667
   (6a) Pool Factor                         .99407808

    (7) Unpaid Class A Principal
        Shortfall (if any) following
        prior Remittance date                     .00

    (8) Class A Percentage for such
        Remittance Date (Until Class
        B Cross-Over Date, and on
        each Remittance Date thereafter
        unless each Class B Principal
        Distribution Test is satisfied,
        equals Class A Principal Balance
        divided by pool Scheduled
        Principal Balance)                     89.00%


                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 4.85%, 5.85%, 6.25%,
                                  6.60%, 7.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-4
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 December, 1993
                                     Page 2

                             TRUST ACCOUNT #3331720-0
                             CUSIP#'S  393505-BM3, BN1, BP6, BQ4, BR2
                             REMITTANCE DATE: 1/18/94

                                           Total $                   Per $1,000
                                            Amount                    Original
                                       --------------                -----------
     (9)   Class A Percentage for the
           following Remittance Date                88.93%

     (10)  Class A Principal
           Distribution:
           a. Class A-1                  4,294,987.09                17.89577954
           b. Class A-2                           .00                        .00
           c. Class A-3                           .00                        .00
           d. Class A-4                           .00                        .00
           e. Class A-5                           .00                        .00

     (11)  Class A-1 Principal Balance 235,705,012.91               982.10422046

     (11a) Class A-1 Pool  Factor           .98210422

     (12)  Class A-2 Balance Principal 110,000,000.00               1000.0000000

     (12a) Class A-2 Pool Factor           1.00000000

     (13)  Class A-3 Principal Balance  75,000,000.00               1000.0000000

     (13a) Class A-3 Pool Factor           1.00000000

     (14)  Class A-4 Principal Balance 111,699,000.00               1000.0000000

     (14a) Class A-4 Pool Factor           1.00000000

     (15)  Class A-5 Principal Balance 108,790,362.00               1000.0000000

     (15a) Class A-5 Pool Factor           1.00000000

     (16)  Unpaid Class A Principal
           Shortfall (if any)following
           current Remittance Date                .00


C.  Aggregate Scheduled Balances and
    Number of Delinquent Contracts as
    of Determination Date


     (17)  31-59 days                      571,040.30                         26

     (18)  60 days or more                 117,917.88                          5

     (19)  Current Month Repossessions


     (20)  Repossession Inventory


                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 4.85%, 5.85%, 6.25%,
                                  6.60%, 7.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-4
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 December, 1993
                                     Page 3

                            TRUST ACCOUNT #3331720-0
                            CUSIP#'S  393505-BM3, BN1, BP6, BQ4, BR2
                            REMITTANCE DATE: 1/18/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in January 1999)

(21)  Average Sixty-Day Delinquency Ratio Test

      (a) Sixty-Day Delinquency Ratio for current
          Remittance Date                                            .02%

      (b) Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 4%)                                 .00%

(22)  Average Thirty-Day Delinquency Ratio Test

      (a) Thirty-Day Delinquency Ratio for current
          Remittance Date                                            .08%

      (b) Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 6%)                                 .00%

(23)  Cumulative Realized Losses Test

      (a) Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 7% from January 1, 1999 to
          December 31, 1999, 9% from January 1, 2002 to
          December 31, 2002 and 10% thereafter)                       N/A

(24)  Current Realized Losses Test

      (a) Current Realized Losses for current Remittance
          Date)                                                       N/A

      (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, divided by arithmetic
          average of Pool Scheduled Principal Balances for third
          preceding Remittance and for current Remittance Date;
          may not exceed 2.75%                                        N/A

(25)  Class B Principal Balance Test

      (a) Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance for prior Remittance date (must
          equal or exceed 22%)                                     11.00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.20%, 8.55%
                   PASS-THROUGH CERTIFICATES, SERIES 1993-4
                        CLASS B1, B2 and C CERTIFICATES
                                MONTHLY REPORT
                                December, 1993


                             CUSIP#'S  393505BS0,BT8
                             REMITTANCE DATE: 1/18/94
                                         Total $                    Per $1,000
                                          Amount                     Original
                                         ------------               -----------
(1)  Amount Available less the  Class A
     Distribution Amount (including
     Monthly Servicing FEE)              2,489,579.92

(2)  Class B-1 Remittance Rate (7.20%
     unless Weighted Average Contract
     Rate is below 7.20%)                       7.20%

(3)  Aggregate Class B1 Interest           233,532.80                 4.60000000

(4)  Amount applied to Unpaid Class
     BI Interest Shortfall                        .00                        .00

(5)  Remaining unpaid Class B1 Interest
     Shortfall                                    .00                        .00

(6)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance
     Date                                         .00

(7)  Class B Percentage for such Remittance
     Date (until Class B Cross-over Date,
     and on each Remittance Date thereafter
     unless each Class B Principal
     Distribution Test is satisfied,
     equals zero. Thereafter, if each
     Class B Principal Distribution Test is
     satisfied, equals 100% minus Class A
     Percentage)                                  .00

(7a) Class B Percentage for the following
     Remittance Date                              .00

(8)  Class B1 Principal (Class B Percentage
     of Formula Principal Distribution
     Amount)                                                               .00

(9a) Class B1 Principal Shortfall                                          .00

(9b) Unpaid Class B1 Principal Shortfall                                   .00

(10) Class Principal Balance                                     79,779,584.00

(11) Class B1 Principal Balance                                  50,768,000.00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.20%, 8.55%
                   PASS-THROUGH CERTIFICATES, SERIES 1993-4
                        CLASS B1, B2 and C CERTIFICATES
                                MONTHLY REPORT
                                December, 1993
                                    Page 2

                             CUSIP#'S  393505BS0,BT8
                             REMITTANCE DATE: 1/18/94

Class B2 and C Certificates
- ---------------------------
(12) Remaining Amount Available          2,256,047.12

(13) Class B-2 Remittance Rate
     (8.55% unless Weighted Average
     Contract Rate is less than 8.55%)          8.55%

(14) Aggregate Class B2 Interest           158,475.78                 5.46250008

(15) Amount applied to Unpaid Class
     B2 Interest Shortfall                        .00                        .00

(16) Remaining Unpaid Class B2
     Interest Shortfall                           .00                        .00

(17) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance
     Date                                                                    .00

(18) Class B2 Principal Liquidation  Loss
     Amount                                                                  .00

(19) Class B2 Principal (zero until
     Class B1 paid down; thereafter,
     Class B Percentage of Formula
     Principal Distribution Amount)                                          .00

(20) Reserve Draw Amount                                                     .00

(21) Class B2 Principal Balance                                    29,011,584.00

(22) Reserve Deposit Amount,
     if any, in Liquidity Reserve                                     120,878.16

(23) Liquidity Reserve Fund Balance                                   120,878.16

(24) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive
     at Amount Available if the Company is
     not the Servicer, deducted from funds
     remaining after payment of Class A
     Distribution Amount and Class B1 and
     B2 Distribution Amount; if the
     Company is the Servicer)                                         604,390.79

(25) Class C Residual Payment                                       1,372,302.39

(26) Repossessed Contracts                                                   .00


(27) Repossessed Contracts Remaining in
     Inventory                                                               .00

(28) Weighted Average Contract Rate                                      9.73480
